SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 August 30, 2001
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Milinx Business Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)



                                   Suite 3827
                            1001 Fourth Avenue Plaza
                                Seattle, WA 98154
                    (Address of principal executive offices)


                                  206-621-7032
                          Registrant's telephone number



       Delaware                    000-26421                      91-1954074
------------------------      -----------------------         -----------------
(State of Incorporation)     (Commission File Number)         (I.R.S. Employer)

ITEM 5. OTHER EVENTS


Effective August 28, 2001, Mr. Thomas Loker has been appointed as President and Chief Operational Officer of Milinx. Mr. Loker has also been appointed a director of the company.

Mr. Loker has 23 years of diversified experience in sales, marketing, financial and operational areas with national, regional, and local companies. His executive management experience in both large and small companies is based upon fundamentals of fact based management, strong leadership skills and combines creative motivational techniques with effective implementation attributes that provide for highly productive results.

Mr. Loker's experience has included numerous start up and turnaround situations as well as involvement in many mergers and acquisitions. Mr. Loker has been a successful practicing consultant for the past 11 years specializing in "turn-around" and "start-up" situations. His expertise and skills have been called on to assist a number of companies in a wide rage of businesses, industries and disciplines.

Mr. Loker's  experience in high tech  manufacturing  includes companies such as:
Epson America; Toshiba; NEC; MGV International; Power-Up Software; Cycore GMBH; i-Planet; Sybersay Communications, Inc. and sales, service & distribution with:
Epson America; Canon Computer Systems Division; Celluland; Commodore International; BGI Datentechnik GmbH; Dimension Technologies, Inc.; SunnyComm, Inc; Rest Computer Products; Priority Support and Moose Logic.

Mr.  Loker has also had  experience  in  franchising  or national  and  regional
expansion  for  such  firms  as:  ComputerLand   Corporation;   Celluland;   MGV
International; NYW Woodshops and Priority Support.

Mr. Loker's turn-around, mergers and acquisitions have included: CTEK, Inc.; i-Planet; Cycore GMBH; Power-Up Software; Clinton Computer; ComputerLand of Hawaii and many other ComputerLand related Mergers and Acquisitions.

Most recently Mr. Loker was President and COO of SyberSay Communications. Mr. Loker joined SyberSay as COO in February of 2000 with the goal of establishing and structuring the company. Mr. Loker took the company from an initial staff of 9 to a team of 43 members and by July the company had developed, manufactured and released its first products into the market. Mr. Loker was appointed President & COO in October and in concert with the downturn in the market Mr. Loker reduced expenses from approximately $2 million dollars per month to under $1 million per month by December without cutting programs or significantly reducing head count. Also during this period the company released 4 new products. Mr. Loker spearheaded raising $7 million of additional capital during this time frame. He successfully recruited his replacement in July of this year. During his tenure the company raised $11 million in financing, released 9 products to the market (2 of which were named best product), introduced new technologies in the Wireless and Wired headset market area, obtained 1 patent and filed for 9 patents and had an additional 12 inventions in disclosure.

Over the next few weeks Mr. Loker will be assembling a team to assess the current status of the company, its strengths, weaknesses, opportunities and threats and synthesize this information into a "restart" plan.

Maynard L. Dokken will continue as CEO of Milinx Business Group, Inc. and was appointed Chairman of the Board of Milinx Business Group, Inc. on August 28, 2001.

FORWARD LOOKING INFORMATION

This document contains forward-looking statements that involve a number of risks and uncertainties. A forward looking statement is usually identified by our use of certain terminology, including "believes," "expects," "may," "will," "should," "could," "seeks," "pro forma," "anticipates" or "intends" or by discussions of strategy or intentions.

Forward looking statements: This document may contain statements about expected future events and financial results that are forward looking in nature, and, as a result, are subject to certain risks and uncertainties, including general economic and business conditions, and specific conditions affecting our sector, including pricing pressures and declining prices; our ability to access capital Markets to ensure financial liquidity; competition; the inability to attract and retain our anticipated customer base; changes in business strategy or development plans; the ability to attract and retain qualified personnel; and other factors. Actual Results may differ materially from those projected by management. For such statements, we claim the safe harbor for "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Information about management's view of Milinxs' future expectations, plans and prospects that constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by these forward-looking statements as a result of a Variety of factors including, but not limited to, the doubt as to Milinx's ability to restructure as a going concern, risks associated with efforts to restructure the obligations of Milinx including risks associated with efforts to obtain Equity or other financing, risks associated with actions commenced by Milinx and its subsidiaries to receive equitable relief from the Courts for damages and the value of its Intellectual Property. Competitive developments, risks associated with Milinxs' growth, and other factors. Milinx assumes no obligation to update these forward-looking statements to reflect actual results, changes in assumptions or changes in factors affecting such forward-looking statements.

In addition, forward looking statements depend upon assumptions, estimates and dates that may not be correct or precise and involve known and unknown risks, uncertainties and other factors. Any financial information in this release is based on unaudited and incomplete information. Accordingly, a forward-looking statement in this document is not a prediction of future events or circumstances, and those future events or circumstances may not occur. Given these uncertainties, you are warned not to rely on the forward-looking statements. Neither we nor any other person assumes responsibility for the accuracy and completeness of these statements. Except for ongoing obligations under the federal securities laws to disclose all material information to investors, we are not undertaking any obligation to update these factors or to publicly announce the results of any changes to our forward looking statements due to future events or developments.


For more information, please contact:

Milinx Business Group Inc.
3827-1001 Fourth Avenue
Seattle Washington 98154

Phone 206-621-7032 (9 AM - 5 PM PT)
Fax 206-621-7035


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     MILINX BUSINESS GROUP, INC.                               DATE

     /s/ Mikiko Fujisawa                                 August 30, 2001
     ------------------------------------            -------------------------
     Mikiko Fujisawa, Corporate Secretary



End of Filing